UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Martin Marietta Materials, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4123 Parklake Avenue Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919-781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 29, 2026, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta” or the “Company”) announced in a press release the execution of a Securities Sale Agreement, dated June 27, 2026, between Martin Marietta and LNA Holding SRL, a société à responsabilité limitée organized under the laws of Belgium, pursuant to which Martin Marietta will acquire all of the outstanding equity interests in Lhoist North America, Inc., which owns and operates the business of producing, distributing, marketing and selling lime, dolomitic lime, limestone- and dolomitic stone-based industrial minerals and products, and aggregates in North America for $13.5 billion in cash and shares of Martin Marietta common stock (the “Transaction”).

A copy of the press release is furnished as Exhibit 99.1 hereto. An investor presentation with respect to the Transaction is also furnished as Exhibit 99.2 hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished to the U.S. Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Investors are cautioned that all statements in this Current Report on Form 8-K that relate to the future involve risks and uncertainties, and are based on assumptions that the Company believes in good faith are reasonable but which may be materially different from actual results, including, among others, risks and uncertainties relating to the timing of consummation of the transaction; the risk that the conditions to closing of the transaction may not be satisfied, or that the closing of the transaction does not occur; the risk that regulatory approval that may be required to complete the transaction is not obtained, or is obtained subject to conditions that are not anticipated or that the Company is not obligated to accept; the diversion of management time on transaction-related issues; global economic conditions; adverse industry conditions; and potential business uncertainty, including changes to existing business relationships during the pendency of the transaction that could affect financial performance. These forward-looking statements, under the federal securities laws, including the Private Securities Litigation Reform Act of 1995, provide the investor with the Company’s expectations or forecasts of future events and may be identified by words such as “guidance”, “anticipate,” “may,” “expect,” “should,” “believe,” “project,” “intend,” “will,” and other words of similar meaning in connection with future events or future performance. Any or all of the Company’s forward-looking statements herein and in other publications may prove to be incorrect. A further list and description of risks, uncertainties and other matters that could cause actual future results to differ materially from those expressed or implied herein can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent reports on Form 10-Q, including the sections thereof captioned “Other Matters” and “Item 1A. Risk Factors,” and in the Company’s subsequent reports on Form 8-K. Except as required by law, the Company does not undertake any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 29, 2026

99.2	Investor Presentation, dated June 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

	By:	/s/ George Schoen
		Name:	George Schoen
Date: June 29, 2026		Title:	Executive Vice President, General Counsel and Corporate Secretary